UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                   )

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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$_____ per share as determined under Rule 0-11 under the Exchange Act.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

(786) 459-1831

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2021

To the Stockholders of Cocrystal Pharma, Inc.:

We are pleased to invite you to attend our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 2:00 p.m. EST on June 16, 2021. The Annual Meeting is being held to:

1. Elect five directors for a one-year term expiring at the next annual meeting of stockholders;

2. Ratify the selection of Weinberg & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

3. Approve an amendment to the Certificate of Incorporation of the Company to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 shares to 150,000,000 shares;

4. Approve an amendment to the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock authorized for issuance under the 2015 Plan from 5,000,000 to 10,000,000 shares;

5. Approve on a non-binding advisory basis the compensation of the Company’s named executive officers;

6. Approve on a non-binding advisory basis the frequency with which the stockholders shall vote to approve executive compensation;

7. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

8. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 20, 2021 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

In accordance with rules of the SEC, instead of mailing printed copies of our proxy materials to each stockholder of record, we are furnishing the proxy materials for the Annual Meeting by providing access to these documents on the Internet. A notice of Internet availability of proxy materials (the “Notice”) is being mailed to our stockholders on or about April 26, 2021. The Notice contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the Internet. Our proxy materials were made available at www.proxyvote.com on the date that we first mailed or delivered the Notice. The Notice also contains instructions on how to request our proxy materials in printed form or by e-mail, at no charge. The Notice contains a control number that you will need to submit a proxy to vote your shares. We encourage stockholders to access our proxy materials electronically to reduce our impact on the environment.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on June 16, 2021:

The Notice, Proxy Statement and 2020 Annual Report on Form 10-K are available at www.proxyvote.com.

This year, our Annual Meeting will be accessible through the Internet. You can attend our Annual Meeting by visiting www.virtualshareholdermeeting.com/COCP2021. The Annual Meeting will be conducted via live webcast. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. We have adopted a virtual format for our Annual Meeting to protect the health and well-being of our employees, directors, stockholders and other stakeholders in light of the ongoing COVID-19 pandemic. Additionally, we believe that a virtual meeting allows us to make participation accessible for stockholders from any geographic location with Internet connectivity.

Whether or not you plan to participate in the Annual Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please promptly vote your shares by telephone (before the Annual Meeting) or Internet or, if you have received printed copies of the proxy materials, by marking, signing and dating the proxy card and returning it to the Company in the postage paid envelope provided.

By the Order of the Board of Directors:

/s/ James Martin
James Martin
Corporate Secretary

April 26, 2021

PRELIMINARY PROXY STATEMENT

Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

(786) 459-1831

2021 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement is being made available to the holders of shares of the voting stock of Cocrystal Pharma, Inc., a Delaware corporation (“Cocrystal” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2021 Annual Meeting of Stockholders of Cocrystal (the “Annual Meeting”) to be held at 2:00 p.m. EST on June 16, 2021. The Annual Meeting will be a virtual meeting via live webcast over the Internet. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/COCP2021. A notice of Internet availability of proxy materials are first being mailed to our stockholders on or about April 26, 2021.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending a notice of Internet availability of proxy materials (the “Notice”) to our stockholders of record and beneficial holders as of April 20, 2021, which is the record date for the Annual Meeting (the “Record Date”).

How can I access the proxy materials over the Internet?

The Notice and proxy card or voting instruction card included with the Proxy Materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this proxy statement and the Annual Report are available at www.proxyvote.com.

Who is entitled to vote?

Our Board has fixed the close of business on April 20, 2021 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 71,468,755 shares of common stock issued, outstanding and entitled to vote. Each share of Cocrystal common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Cocrystal had issued no preferred stock that is entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Cocrystal.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting. This year the Annual Meeting will be held entirely online via live webcast.

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Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Visit www.virtualshareholdermeeting.com/COCP2021 to access the live webcast;

●	Stockholders can vote electronically and submit questions online while attending the Annual Meeting; To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction Notice you previously received;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.virtualshareholdermeeting.com/COCP2021.

Stockholders may vote electronically and submit questions online while attending the virtual Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is on your Notice.

2.	By phone. Call 1 (800) 690-6903 and follow the instructions on your Notice.

3.	By mail. If you received a paper copy of the proxy materials, mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	In person: Visit www.virtualshareholdermeeting.com/COCP2021 to vote at the virtual Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

If your shares are held in street name, you may vote:

1.	By Internet. The website address for Internet voting is on your voting instruction form.

2.	By mail. Mark, date, sign and mail promptly the enclosed voting instruction form provided by your bank or broker.

3.	In person: Visit www.virtualshareholdermeeting.com/COCP2021 to vote at the virtual Annual Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Cocrystal are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

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What happens if Cocrystal is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What if I sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted “FOR” Proposals 1 and 2. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors;	Plurality
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter
3.	Approval of an amendment to the Certificate of Incorporation	Majority of outstanding shares of common stock
4.	Approval of an amendment to the 2015 Plan	Majority of the shares present and entitled to vote on the matter
5.	Advisory vote on executive compensation	Majority of the shares present and entitled to vote on the matter
6.	Advisory vote on the frequency with which the stockholders shall vote to approve executive compensation	Majority of the shares present and entitled to vote on the matter
7.	Adjournment of the Annual Meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the aggregate voting power of the shares present at the Annual Meeting in person or by proxy and entitled to vote on the election of directors. This means that the director nominees who receive the highest number of votes “FOR” their election are elected.

Ratification of the Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Approval of an Amendment to the Certificate of Incorporation. The affirmative vote of a majority of the shares of common stock outstanding is required to approve the amendment to the Certificate of Incorporation.

Approval of an Amendment to the 2015 Plan. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the amendment to the 2015 Plan.

Advisory vote on Executive Compensation. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the compensation of the named executive officers, as disclosed in this Proxy Statement.

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Advisory vote on the Frequency with which the Stockholders Shall Vote to Approve Executive Compensation. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the frequency of the “say-on-pay” vote. If none of the three frequency options submitted to the stockholders receives a majority of the shares present at the Annual Meeting and entitled to vote, the frequency that receives the most votes will be deemed the frequency approved by the stockholders.

Adjournment of the Annual Meeting. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2, 3, 4, 5 and 7 you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. On Proposal 6 you may indicate whether the advisory vote on executive compensation shall be held every one, two or three years, or you may abstain from voting. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable
2.	Ratification of the selection of our independent registered public accounting firm	Against
3.	Approval of an amendment to the Certificate of Incorporation	Against
4.	Approval of an amendment to the 2015 Plan	Against
5.	Advisory vote on executive compensation	Against
6.	Advisory vote on the frequency with which the stockholders shall vote to approve executive compensation	Against
7.	Adjournment of the Annual Meeting	Against

Abstentions will have the same effect as a vote “AGAINST” Proposals 2, 3, 4, 5 and 6. Withheld votes will not have any effect on Proposal 1.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

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The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non-Vote

1.	Election of directors	No	None
2.	Ratification of the selection of our independent registered public accounting firm	Yes	N/A
3.	Approval of an amendment to the Certificate of Incorporation	Yes	N/A
4.	Approval of an amendment to the 2015 Plan	No	None
5.	Advisory vote on executive compensation	No	None
6.	Advisory vote on the frequency with which the stockholders shall vote to approve executive compensation	No	None
7.	Adjournment of the Annual Meeting	Yes	N/A

If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 2, 3 and 7 are considered “routine”, while Proposals 1, 4, 5, and 6 are “non-routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposals 1, 4, 5 and 6. Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals, and accordingly will have no impact on the outcome of any of the proposals before the stockholders at the Annual Meeting.

Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Cocrystal bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Cocrystal a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cocrystal Pharma, Inc., 4400 Biscayne Boulevard, Miami, FL 33137.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Cocrystal. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We have retained Okapi Partners LLC to assist in proxy solicitation for an estimated fee of $8,500 plus reasonable out of pocket expenses.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Gary Wilcox and James Martin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the Notice or printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the Notice or proxy materials, or if you hold Cocrystal stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 4400 Biscayne Boulevard, Miami, FL 33137.

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If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Cocrystal stockholders with any of the proposals brought before the Annual Meeting.

Can a Stockholder Present a Proposal To Be Considered At the 2022 Annual Meeting?

If you wish to submit a proposal to be considered at the 2022 annual meeting of stockholders, the following is required:

●	For a stockholder proposal to be considered for inclusion in Cocrystal’s Proxy Statement and proxy card for the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than December 27, 2021, which is 120 calendar days prior to the anniversary date Cocrystal’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the 2022 Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in Cocrystal’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the 2022 Annual Meeting; provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day after public disclosure of the 2022 Annual Meeting is made. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 4400 Biscayne Boulevard, Miami, FL 33137.

We reserve the right to amend our Bylaws and any change will apply to the 2022 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors and the approval of an amendment to increase the number of shares authorized for issuance under the 2015 Plan set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting. All current directors and executive officers of the Company may in the future receive discretionary equity awards under the 2015 Plan if the Plan Amendment is approved by the stockholders at the Annual Meeting, as discussed in more detail in Proposal 4.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3, 4, and 5, and for “THREE YEARS” on Proposal 6.

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PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at five. The Board currently consists of five directors, although the Board is considering adding up to two other directors in order to add at least one female.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the five individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Cocrystal. All of the nominees have consented to serve if elected by our stockholders. There are no family relationships among our directors and executive officers.

Name	Age	Position
Gary Wilcox	74	Chairman and Chief Executive Officer
Phillip Frost	84	Director
Roger Kornberg	73	Director
Steven Rubin	60	Director
Anthony Japour	61	Director

Director Nominees Biographies

Gary Wilcox, Ph.D., Chairman and Chief Executive Officer

Dr. Wilcox has been a director of Cocrystal since January 2, 2014 and has served as the Chief Executive Officer since July 22, 2016. Dr. Wilcox has served as Chairman since February 1, 2020. From January 2, 2014 until March 11, 2015, Dr. Wilcox served as the Chairman of the Board (Co-Chairman beginning November 25, 2014) and Chief Executive Officer of Cocrystal. He is a co-founder of Cocrystal Discovery and served as its Chief Executive Officer from 2008 through March 2015. From 2012 to 2021, Dr. Wilcox served as a director of the Daily Journal Corporation (Nasdaq:DJCO), a publisher of legal newspapers and websites, and a developer of legal case management software. From 1993 to 2007, Dr. Wilcox served as Executive Vice President of Operations and a member of the Board of Directors of Icos Corporation (Nasdaq:ICOS), where he played a key role in the development of Cialis, a drug which achieved annual sales of $2 billion. In 1982, Dr. Wilcox co-founded Ingene Inc. (Nasdaq:IGEI), serving as its Chairman, President and CEO through private financings, an IPO and a successful merger with XOMA Corporation (Nasdaq:XOMA) in 1989. From 1989-1993 Dr. Wilcox was Vice Chairman of the Board of Directors and Executive Vice President of Xoma. From 1974 until 1984, Dr. Wilcox was a Professor of Microbiology and a member of the Molecular Biology Institute at UCLA. He has served on 15 boards of directors including Nasdaq, New York and London stock exchange companies as well as private technology companies.

Dr. Wilcox’s qualifications to serve on our Board include his over 30 years of experience as an executive in biotechnology companies, his technical expertise in drug discovery and development, and his public company board of directors experience.

Phillip Frost, M.D., Director

Dr. Frost has been a director of Cocrystal since January 2, 2014 and has been a director of Cocrystal Discovery since 2008. He has served as CEO and Chairman of OPKO Health Inc. (Nasdaq:OPKO) (“OPKO”), a multi-national pharmaceutical and diagnostics company since March 2007. He has served as a member of the Board of Trustees of the University of Miami since 1983 and was Chairman from 2001 to 2004. He is on the Advisory Board of the Shanghai Institute for Advanced Immunochemical Studies in China, and The Florida Council of 100 and is a Trustee of each of the Miami Jewish Home for the Aged and the Mount Sinai Medical Center. He serves as Chairman of Temple Emanu-El, Governor of Tel Aviv University and is a member of the Executive Committee of The Phillip and Patricia Frost Museum of Science. Dr. Frost served as a director of Ladenburg Thalmann Financial Services Inc. from 2004 to 2006 and as Chairman from July 2006 until September 2018. Dr. Frost served as Vice Chairman of Teva Pharmaceutical Industries, Limited (NYSE:TEVA) from January 2006 until February 2010 and as Chairman from March 2010 until December 2015. He previously served as an Expert Member of the Scientific Advisory Council of the Skolkovo Foundation in Russia. Dr. Frost previously served as Vice Chairman of Cogint, Inc., now known as Fluent, Inc. (NASDAQ:FLNT), and as a director for Castle Brands Inc. (NYSE American:ROX), Sevion Therapeutics, Inc. prior to its merger with Eloxx Pharmaceuticals, Inc. (NASDAQ:ELOX), and TransEnterix, Inc., now known as Asensus Surgical, Inc. (NYSE American:ASXC). Dr. Frost had served as Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation (“IVAX”) from 1987 until its acquisition by Teva in January 2006. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 until its acquisition by Schering Plough Corporation in 1986. Dr. Frost was a Governor of the American Stock Exchange from 1992 to 2008 and Co-Vice Chairman from 2001 until its merger with the New York Stock Exchange.

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Dr. Frost has successfully founded several pharmaceutical companies and overseen the development and commercialization of a multitude of pharmaceutical products. This combined with his experience as a physician and chairman and/or chief executive officer of large pharmaceutical companies has given him insight into virtually every facet of the pharmaceutical business and drug development and commercialization process. He is a demonstrated leader with keen business understanding and is uniquely positioned to help guide our Company.

Roger Kornberg, Director

Dr. Kornberg has been a director of Cocrystal since April 15, 2020. Since 1978, Dr. Kornberg has been a professor of structural biology at Stanford Medical School. Dr. Kornberg is a member of the U.S. National Academy of Sciences and the Winzer Professor of Medicine in the Department of Structural Biology at Stanford University. In 2006, Dr. Kornberg was awarded the Nobel Prize in Chemistry in recognition for his studies of the molecular basis of Eukaryotic Transcription, the process by which DNA is copied to RNA. Dr. Kornberg is also the recipient of several awards, including the 2001 Welch Prize, the highest award granted in the field of chemistry in the United States, and the 2002 Leopald Mayer Prize, the highest award granted in the field of biomedical sciences from the French Academy of Sciences. Dr. Kornberg has served as a member of the Board of Directors of Xenetic Biosciences, Inc. (NasdaqGS:XBIO) since February 2018. Additionally, from February 2012 until November 2017, Dr. Kornberg served as a director of Ophthalix Inc., currently Mawson Infrastructure Group Inc. (OTC:WIZP).

Dr. Kornberg’s prior experience serving on the boards of directors of large organizations as well as his tremendous scientific background provides him with the appropriate set of skills to serve as a member of our Board.

Steven D. Rubin, Director

Mr. Rubin has been a director of Cocrystal since January 2, 2014 and a director of Cocrystal Discovery since 2008. Mr. Rubin has been the Executive Vice President of OPKO, since May 2007 and a director of OPKO since February 2007. In addition to OPKO, Mr. Rubin currently serves on the board of directors of Red Violet, Inc. (NASDAQ CM:RDVT), a software and services company, Non-Invasive Monitoring Systems, Inc. (OTC US:NIMU), a medical device company, Eloxx Pharmaceuticals, Inc. (NASDAQ:ELOX), a clinical stage biopharmaceutical company dedicated to treating patients suffering from rare and ultra-rare disease caused by premature termination codon nonsense mutations, Neovasc, Inc. (NASDAQ CM:NVCN), a company that develops and markets medical specialty vascular devices, and ChromaDex Corp. (NASDAQ CM:CDXC), a science-based, integrated nutraceutical company devoted to improving the way people age. Mr. Rubin previously served as a director of VBI Vaccines, Inc. (NASDAQ CM:VBIV), a biopharmaceutical company developing next generation vaccines, BioCardia, Inc.(NASDAQ GS: BCDA), a clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, Cogint, Inc. (NASDAQ GM:COGT), now known as Fluent, Inc. (NASDAQ:FLNT), an information solutions provider focused on the data-fusion market, prior to the spin-off of its data and analytics operations and assets into Red Violet, Inc., Kidville, Inc. (OTCBB:KVIL), which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to five-year-olds, Sevion Therapeutics, Inc., prior to its merger with Eloxx Pharmaceuticals, Inc., Dreams, Inc. (NYSE American:DRJ), a vertically integrated sports licensing and products company, SciVac Therapeutics, Inc. prior to its merger with VBI Vaccines, Inc., Tiger X Medical, Inc. prior to its merger with BioCardia, Inc., and Castle Brands, Inc. (NYSE American:ROX), a developer and marketer of premium brand spirits. Mr. Rubin also served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006.

Mr. Rubin’s qualifications to serve on our Board include extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally. He has advised pharmaceutical companies in several aspects of business, regulatory, transactional, and legal affairs for almost 30 years. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

Anthony Japour, M.D., Director

Dr. Japour has been a director of Cocrystal since April 4, 2019. From February 2016 through May 2020, Dr. Japour was a medical director at ICON Plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. Additionally, since November 2006, Dr. Japour has been the principal of Anthony Japour & Associates, Medical and Scientific Consulting, Inc., a consulting company. From April 2012 until February 2016, Dr. Japour was a medical physician at the Elite Health Medical Group and South Florida Cardiology Associates P.A. From January 6, 2020 until June 2020, Dr. Japour served as a director of OPKO and the Audit Committee. Dr. Japour self identifies as gay.

Dr. Japour was designated by Dr. Raymond Schinazi, our principal stockholder, pursuant to the Stockholder Rights Agreement, dated November 24, 2014. Dr. Japour’s qualifications to serve on our Board include his over 25 years of experience in the pharmaceutical and biotechnology businesses. Additionally, Dr. Japour has extensive experience in the clinical trial process.

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EXECUTIVE OFFICERS

Name	Age	Position
Gary Wilcox*	74	Chairman and Chief Executive Officer
Sam Lee	61	President
James Martin	54	Chief Financial Officer

* Dr. Wilcox’s biography is set forth above under “Nominees for Director.”

Sam Lee, Ph.D., President

Dr. Lee has served as our President since January 2, 2014. From January 2, 2014 to November 22, 2014, Dr. Lee was a director of Cocrystal. He is a co-founder of Cocrystal Discovery and has been President and a director of Cocrystal Discovery since 2007. He has over 25 years of anti-infective drug discovery research experience. Prior to being a co-founder of Cocrystal, he managed anti-infective, oncology, and inflammation drug discovery projects for eight years at ICOS Corporation. Dr. Lee was responsible for incorporating protein crystallography and structural biology approaches into ICOS research. He received his Ph.D. in Biological Sciences from the University of Notre Dame, and completed postdoctoral training in viral replication biochemistry with Dr. I. R. Lehman at Stanford University. While at Stanford, Dr. Lee founded and was Chief Executive Officer of Viral Assays in Cupertino, CA.

James J. Martin, Chief Financial Officer

Mr. Martin has served as our Chief Financial Officer since June 1, 2017. Prior to that, from February 23, 2017 through May 30, 2017, Mr. Martin served as our Interim Chief Financial Officer. Mr. Martin has also served as Chief Financial Officer of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU) since January 2011. Mr. Martin also serves on the board of directors and as the audit committee chair of Big Cypress Acquisition Corp (Nasdaq: BCYPU), a biotechnology focused special purpose acquisition corporation, since November 2020. From February 2017 to November 2020, Mr. Martin served as Chief Financial Officer of Motus GI Holdings, Inc. (Nasdaq:MOTS), a privately held medical device company. From September 2014 to November 2020, Mr. Martin served as Chief Financial Officer of VBI Vaccines Inc. (formerly SciVac Therapeutics, Inc.) (Nasdaq:VBIV), a pharmaceutical development and manufacturing company. From April 2014 to September 2015, Mr. Martin served as Chief Financial Officer of Healthier Choices Management Corp. (formerly Vapor Corp, Inc.) (Nasdaq:HCMC), a vaporizer retail and wholesale company. From January 2011 to October 2013, Mr. Martin served as Chief Financial Officer of SafeStitch prior to its merger with TransEnterix, Inc., now known as Asensus Surgical, Inc. (NYSE: ASXC).

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CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following four standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee (the “Nominating Committee”). These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and Corporate Governance and Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated into this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Corporate Governance and Nominating

Gary Wilcox
Phillip Frost	X	X
Anthony Japour	X	X	X	X
Roger Kornberg			X	Chair
Steven Rubin	X	Chair	Chair	X

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2020.

Board and Committee Meetings

Our Board held a total of seven meetings during 2020. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings. Dr. Wilcox attended our annual stockholders’ meeting on behalf of the Board and management in 2020.

During 2020, our Audit Committee held a total of four meetings, and the Compensation Committee and the Corporate Governance and Nominating Committee held one meeting each.

Independence

Our Board, exercising its reasonable business judgment, has determined that each of Cocrystal’s directors qualifies as an independent director pursuant to Rule 5605(a)(2) of the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and applicable SEC rules and regulations, with the exception of Dr. Gary Wilcox and Dr. Roger Kornberg. In considering Dr. Phillip Frost’s independence, the Board considered the large beneficial ownership position held by him directly and through entities controlled by him.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and financial reporting and disclosure processes and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm, and reviews the Company’s annual and quarterly financial statements and related disclosure with our independent registered public accounting firm and management. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

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In addition, pursuant to its charter, which was amended and restated in 2021, the Audit Committee annually (i) reviews the Company’s financial reporting practices, critical accounting policies, and estimates; (ii) reviews significant financial risks and exposures and assesses the steps management has taken to monitor such risks and exposures; (iii) reviews issues regarding the Company’s accounting principles, including any significant changes in the Company’s selection or application of accounting principles, and the Company’s financial statement presentation; (iv) reviews issues as to the adequacy of the Company’s internal controls and compliance with applicable laws and regulations; and (v) reviews management’s attitude toward, and effectiveness in establishing, internal controls, and the efficiency of the process used to establish, monitor, and evaluate internal control systems.

Our Board has determined that each member of the Audit Committee meets the enhanced independence requirements to audit committee members under Rule 5605(c)(2) of Nasdaq Rules and under Rule 10A-3 under the Exchange Act. The Board has also determined that Steven Rubin is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans including the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan.

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Certificate of Incorporation, Bylaws, applicable laws and The Nasdaq Rules.

The Board has determined that each member of the Compensation Committee, except for Dr. Kornberg, meets the independence requirements under Rule 5605(a) of Nasdaq Rules and Rule 10C-1 under the Exchange Act. Dr. Kornberg was appointed to the Compensation Committee in reliance on an exemption for appointment of non-independent directors to compensation committees under Nasdaq Rule 5605. The Compensation Committee is comprised of three members and Dr. Kornberg is not an executive officer or employee of the Company and has no family members who are executive officers of the Company. Dr. Kornberg has been a member of the Compensation Committee since April 2020.

Corporate Governance and Nominating Committee

The responsibilities of the Corporate Governance and Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.

Under its charter, which was amended and restated in 2021, the Corporate Governance and Nominating Committee also monitors and enforces the Company’s related party transaction policy as set forth in the Bylaws, and conducts an annual review of any known relationships between or among all entities which file reports with the Securities and Exchange Commission (the “SEC”) that are affiliated with any Company officer or director to determine if there are any coordinated groups that are required to be reported as such in filings with the SEC.

The Board has determined that each member of the Corporate Governance and Nominating Committee, except for Dr. Kornberg, meets the independence requirements under Rule 5605(a)(2) of Nasdaq Rules. Dr. Kornberg was appointed to the Corporate Governance and Nominating Committee in reliance on an exemption for appointment of non-independent directors to nominating committees under Nasdaq Rule 5605. The Corporate Governance and Nominating Committee is comprised of three members and Dr. Kornberg is not an executive officer or employee of the Company and has no family members who are executive officers of the Company. Dr. Kornberg has been a member of the Corporate Governance and Nominating Committee since April 2020.

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The Corporate Governance and Nominating Committee evaluates the suitability of potential candidates recommended by stockholders in the same manner as other candidates recommended to the Corporate Governance and Nominating Committee. If we receive any stockholder recommended nominations, the Corporate Governance and Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. Stockholders who wish to recommend candidates for election to the Board must do so in writing. The recommendation should be sent to the Secretary of Cocrystal Pharma, Inc., at 4400 Biscayne Boulevard, Miami, FL 33137, and must be in accordance with our Bylaws with respect to nomination of persons for election to the Board.

The Corporate Governance and Nominating Committee recommended that the Board nominate each of the incumbent directors for election at the Annual Meeting.

Board Diversity

While we do not have a formal policy on diversity, our Corporate Governance and Nominating Committee, as part of its review of potential director candidates and providing recommendations to the Board, considers each candidate’s character, judgment, skill set, background, reputation, type and length of business experience, personal attributes, and a particular candidate’s contribution to that mix. While no particular criteria are assigned specific weights, the Corporate Governance and Nominating Committee believes that the backgrounds and qualifications of our directors, as a group, should provide a composite mix of experience, knowledge, backgrounds and abilities that will allow our Board to be effective, collegial and responsive to the nature of our business and our needs, and satisfy the requirements of Nasdaq Rules and the rules and regulations of the SEC.

Board Leadership Structure

Our Board has determined that its current structure, with a combined Chairman of the Board and Chief Executive Officer roles, is in the best interests of Cocrystal and its stockholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

●	the Chief Executive Officer is intimately involved in the day-to-day operations of Cocrystal and is therefore best positioned to elevate the most critical business issues for consideration by the Board; and

●	the Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute Cocrystal’s strategic initiatives and business plans and confront its challenges.

A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our stockholders. The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board. The Board believes that the use of regular executive sessions of the non-management directors allows it to maintain effective oversight of management. We do not have a “lead independent director” as that term is used in Item 407(h) of Regulation S-K under the Exchange Act.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Cocrystal. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. Additionally, the Company has recently engaged BDO LLP to advise on matters related to the adequacy of internal controls. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

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The Board actively interfaces with management on seeking solutions to any perceived risk.

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee has in the past granted and may in the future grant in its sole discretion equity awards to employees. Our Compensation Committee plans to issue equity awards to employees in the near future. We believe this helps align our employees’ interests with those of our stockholders.

The principal risks other than liquidity relate to the results of our research and development activities. We have two senior executive officers who are actively involved in monitoring our research and development activities.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, as well as our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated herein. In addition, we will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing by contacting our Corporate Secretary jmartin@cocrystalpharma.com.

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to the Corporate Secretary of Cocrystal Pharma, Inc. at 4400 Biscayne Boulevard, Miami, FL 33137, or by email at: jmartin@cocrystalpharma.com. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2020, except that one Form 4 for Dr. Sam Lee, our President, reporting a grant of stock options was not timely filed due to an administrative error, and Dr. Raymond Schinazi, a greater than 10% stockholder, failed to file four Form 4s reporting sales of common stock.

Involvement in Certain Legal Proceedings

On September 7, 2018, the SEC filed with the United States District Court for the Southern District of New York a complaint against Dr. Philip Frost, a director and principal stockholder of the Company, a trust Dr. Frost controls and OPKO Health, Inc., a stockholder of the Company, of which Dr. Frost is the Chief Executive Officer, as well as other defendants named therein. On January 10, 2019, the District Court entered final judgments against these defendants on their consent without admitting or denying the allegations set forth in the complaint. Dr. Frost was permanently enjoined from violating a certain anti-fraud provision of the Securities Act of 1933, future violations of Section 13(d) of the Exchange Act and Rule 13d-1(a) thereunder and participating in penny stock offerings subject to certain exceptions.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There have been no transactions since January 1, 2019 involving the Company, in which the amount exceeded $120,000, and in which any of our directors, executive officers, beneficial owners of 5% or more of our common stock or certain other related persons had a direct or indirect material interest, and there are no such currently proposed transactions, other than compensation arrangements described in this Proxy Statement under “Executive Compensation.”

Related Party Transaction Policy

Our Bylaws, as amended and restated in 2021, provide for policies and procedures for the review, approval, or ratification of transactions with related parties. These Bylaw provisions include:

(i)	a requirement that all directors and executive officers submit to the Board an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and promptly update the list when any changes occur;
(ii)	the implementation by the Chief Financial Officer of procedures to ensure that any material transaction that the Company is contemplating that would confer a monetary or other benefit to a party that is related to the Company or its officers will promptly be disclosed to the Board, with materiality and a party’s status as related to the Company or its officers determined based on Item 404(a) of Regulation S-K under the Exchange Act; and
(iii)	a requirement that a majority of the Board approve or ratify any related-party transaction, and that timely disclosures in appropriate filings with the SEC are made of all material related party transactions.

The Bylaws provide that in making their determination, the directors shall consider the business purpose of any proposed related-party transaction, whether the proposed transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, and whether the proposed transaction presents an improper conflict of interest for any officer or director of the Company, whether or not that officer or director is involved in the transaction. The Board may approve or ratify such transactions if it determines, after review, that they are fair to the Company and not inconsistent with the best interests of the Company and its stockholders. Any director who is interested in such a related-party transaction will be recused from any consideration of such related party transaction.

In addition, the charter of the Corporate Governance and Nominating Committee provides that the Committee will coordinate with the Chief Financial Officer to monitor and enforce the Company’s related party transaction policy, and report its findings to the Board.

See “Corporate Governance” for a discussion regarding director independence and the roles and duties of the Board and the Corporate Governance and Nominating Committee.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of the Record Date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director and director nominee, (iii) each of our Named Executive Officers and (iv) all current executive officers and directors of Cocrystal as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Cocrystal Pharma, Inc., 19805 North Creek Parkway, Bothell, WA.

Beneficial Owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Named Executive Officers:
Gary Wilcox (2)	689,952	1.0%
James Martin (3)	93,750	*
Sam Lee (4)	489,756	*
Phillip Frost (5)	4,036,515	5.6%
Anthony Japour (6)	−	−
Roger Kornberg (7)	570,967	*
Steven Rubin (8)	68,122	*
All directors and executive officers as a group (7 persons):	5,958,062	8.3%

5% Holders:
Frost Gamma Investments Trust (9)	3,655,265	5.1%
OPKO Health, Inc. (10)	2,659,685	3.7%
Raymond Schinazi (11)	8,249,960	11.5%
Renaissance Technologies Holdings Corporation (12)	3,949,980	5.5%

* Less than 1%.

(1)	Applicable percentages are based on 71,468,755 shares of common stock outstanding as of the April 20, 2021. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, warrants, and preferred stock currently exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, and warrants exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)	Dr. Wilcox is a Named Executive Officer and a director. Includes: (i) 564,952 shares held by trust, and (ii) 125,000 vested stock options.

(3)	Mr. Martin is a Named Executive Officer. Represents vested stock options.

(4)	Dr. Lee is a Named Executive Officer. Includes 62,500 vested stock options.

(5)	Dr. Frost is a director. Includes (i) 3,655,265 shares of common stock held by Frost Gamma Investments Trust and (ii) 381,250 vested stock options. Dr. Frost is the trustee of Frost Gamma Investments Trust. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole stockholder of Frost-Nevada Corporation. Does not include securities held by OPKO, a corporation of which Dr. Frost is the Chief Executive Officer and Chairman, concerning the securities of which Dr. Frost does not hold voting and investment control. Dr. Frost disclaims beneficial ownership of the securities held by Frost Gamma Investments Trust and OPKO except to the extent of any pecuniary interest therein. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(6)	Dr. Japour is a director.

(7)	Dr. Kornberg is a director. Includes (i) 477,217 shares of common stock held by a trust of which Dr. Kornberg is the trustee, and (ii) 93,750 vested stock options.

(8)	Mr. Rubin is a director. Includes 42,917 vested stock options.

(9)	Based on a Schedule 13D/A filed on November 19, 2020. Dr. Frost has voting and investment control over the securities held by Frost Gamma Investments Trust. See Footnote 5 above. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(10)	Based on a Schedule 13D/A filed on November 19, 2020. Includes (i) 2,626,352 shares of common stock, and (ii) 33,333 warrants. Dr. Frost is the Chief Executive Officer and Chairman of OPKO. However, he does not hold voting and investment control over, and disclaims beneficial ownership of, the securities held by OPKO. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(11)	Dr. Schinazi is our former Chairman. Address is 1860 Montreal Road, Tucker, GA 30084. Includes 15,100 vested stock options.

(12)	Based on a Schedule 13G filed by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation on February 10, 2021. The principal address is 800 Third Avenue, New York, New York 10022.

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PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Weinberg & Company (“Weinberg”) as our independent registered public accounting firm for the year ending December 31, 2021 and our Board recommends that stockholders vote in favor of the ratification of such selection. Weinberg has been engaged as our independent registered public accounting firm since April 18, 2019.

The selection of Cocrystal’s independent registered public accounting firm is not required to be submitted to a vote of the Company’s stockholders. However, Cocrystal is submitting this matter to its stockholders for ratification as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during 2021 if they determine that such a change would be in the best interests of Cocrystal and its stockholders. If the selection is not ratified, the Audit Committee will consider its options.

A representative of Weinberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “FOR” this Proposal 2.

Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for selecting and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 1301;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Cocrystal; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

This report is submitted by the Audit Committee.

Steven Rubin, Chair

Phillip Frost

Anthony Japour

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Cocrystal files with the SEC.

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It is not the duty of the Audit Committee to determine that Cocrystal’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Cocrystal’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Cocrystal’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service and its appointment of our independent registered public accounting firm, the Audit Committee considers and considered whether the provision of such services was compatible with maintaining independence. All of the services provided and fees charged by our principal accountants in 2020 and 2019 were approved by the Audit Committee in accordance with its pre-approval policy.

Change in Principal Accountants

BDO USA, LLP (the “Former Auditor”) served as our independent registered public accounting firm from 2014 until April 12, 2019. The reports of the Former Auditor on Cocrystal’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report contained an explanatory paragraph describing conditions that raised substantial doubt about Cocrystal’s ability to continue as a going concern. The decision to change accountants was approved by our Audit Committee.

During Cocrystal’s two fiscal years preceding, and the interim period ended April 12, 2019, the date of the Former Auditor’s dismissal, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

Principal Accountant Fees and Services

The following table shows the fees billed (or with respect to the “Audit Fees” expected to be billed) by our principal accountant for the years ended December 31, 2020 and 2019.

	2020 ($)	2019 ($)
Audit Fees (1)	141,000	185,000
Audit-Related Fees (2)	44,000	16,100
Tax Fees (3)	32,000	30,000
All Other Fees(4)	33,000	-
Total	250,000	231,100

(1)	Audit Fees relate to the audits of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit-Related fees relate to the assessment of our internal controls.

(3)	Tax Fees relate to professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

(4)	All Other Fees relate to the filing of registration statements.

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PROPOSAL 3. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

The Board has approved, and is asking stockholders to approve at the Annual Meeting a proposed amendment to the Certificate of Incorporation of the Company (the “Charter Amendment”) to increase the number of shares of common stock the Company is authorized to issue by 50,000,000 shares from 100,000,000 shares to 150,000,000 shares (the “Authorized Capital Increase”).

Form of the Charter Amendment

A form of the certificate of amendment to the Certificate of Incorporation that would be filed with the Delaware Secretary of State to effect the Charter Amendment is set forth in Annex A (the “Certificate of Amendment”). If the stockholders approve the Charter Amendment, the Company intends to file the Certificate of Amendment with the Secretary of State as soon as practicable following the Annual Meeting, and the Certificate of Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Authorized Capital Increase, in accordance with Delaware law and notwithstanding the approval of the Charter Amendment by the stockholders, the Board may abandon it without further action by the stockholders.

Background and Reasons for the Authorized Capital Increase and the Charter Amendment

Under its Certificate of Incorporation, the Company is currently authorized to issue up to 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the close of business on April 20, 2021, there were 71,468,755 shares of common stock issued and outstanding and 5,243,000 shares reserved for issuance pursuant to (i) outstanding stock options, (ii) outstanding warrants, and (iii) future awards under the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan, leaving a balance of 23,288,245 shares of common stock available for issuance. As of April 13, 2021, there were no shares of preferred stock outstanding.

Additionally, the Company is party to an At-The-Market Offering Agreement, dated July 1, 2020 (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which the Company may issue and sell over time and from time-to-time, to or through Wainwright, up to $10,000,000 of shares of the Company’s common stock. As of April 20, 2021, the Company has sold approximately 2,905,000 shares of common stock under the ATM Agreement at the average price of $2.04 per share. The Company may issue additional shares of common stock under the ATM Agreement with the aggregate offering price of up to $4,119,918.

We are also submitting to a vote by the stockholders at the Annual Meeting a proposal to increase the number of shares of common stock authorized for issuance under the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan. See “Proposal 4. Approval of an Amendment to Increase the Number of Authorized Shares under the 2015 Equity Incentive Plan” for more information.

If the Authorized Capital Increase is effected following the approval of the Charter Amendment by the stockholders at the Annual Meeting and filing the Charter Amendment with the Secretary of State of Delaware, and an amendment to the 2015 Plan is also approved by the stockholders at the Annual Meeting, we will have a total of 150,000,000 authorized shares of common stock, with approximately 71,468,755 shares of common stock issued and outstanding, and approximately 5,243,000 shares reserved for issuance, leaving a balance of 68,288,245 shares of common stock authorized and not reserved for any specific purpose.

Purpose of the Authorized Capital Increase and the Charter Amendment

The Board believes it to be in the best interest of the Company to increase the number of shares of common stock the Company is authorized to issue in order to give the Company greater flexibility in addressing its future general corporate needs, including, but not limited to, the offer and sale of common stock in one or more registered public offerings, including under the ATM Agreement, or private placements, grant of awards under equity incentive plans, and issuance of shares of capital stock in strategic transactions. The Board believes that additional authorized shares of capital stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to the Company. The authorized but unissued shares of common stock will be issued at the direction of the Board, without stockholder approval unless required by applicable law or Nasdaq Rules.

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Rights of Additional Authorized Shares

Any newly authorized shares of common stock will have the same rights as the shares of common stock now authorized and outstanding. The Charter Amendment will not affect the rights of current holders of common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Amendment

The Board has no current plans to issue any additional shares of common stock following the effectiveness of the Charter Amendment. Adoption of the Charter Amendment alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any issuance of common stock at the direction of the Board in the future, generally without obtaining stockholder approval (unless specifically required by applicable law or Nasdaq Rules) may, among other things, result in dilution to our stockholders at the time such additional shares are issued.

Additionally, an increase in the number of authorized shares of common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board does not deem the proposed increase in the number of authorized shares of common stock pursuant to the Charter Amendment as an anti-takeover measure and is not aware of any attempt or plan by a third party to obtain control of the Company.

No Appraisal Rights

Stockholders have no rights under the Delaware General Corporation Law (the “DGCL”) or under our Certificate of Incorporation to exercise dissenters’ rights of appraisal with respect to the approval of the Charter Amendment.

Required Vote

The Charter Amendment requires the affirmative vote of at least a majority of the outstanding common stock entitled to vote thereon. Abstentions have the same effect as a vote against this Proposal 3.

The Board recommends a vote “FOR” this Proposal 3.

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PROPOSAL 4. APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE 2015 EQUITY INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Cocrystal and its stockholders that the shares of common stock authorized for issuance under the Plan be increased from 5,000,000 to 10,000,000 (the “Plan Amendment”).

The Board originally adopted the 2015 Plan on April 13, 2015. The 2015 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the 2015 Plan to our employees, directors and independent contractors.

Overview and Purpose of the Stockholder Approval

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Plan Amendment, which will authorize an additional 5,000,000 shares for issuance under the 2015 Plan, so that an overall total of 10,000,000 shares will be reserved under the 2015 Plan. Having a sufficient number of shares under the 2015 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry. A copy of the Plan Amendment is attached to this proxy statement as Annex B.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our Certificate of Incorporation to exercise dissenters’ rights of appraisal with respect to the approval of the Plan Amendment.

Description of the Plan

The principal features of the 2015 Plan are summarized below, but the below summary is qualified in its entirety by reference to the full text of the plan document.

Background

The purpose of the 2015 Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract highly qualified individuals to become employees, consultants, officers and directors of the Company.

Administration and Eligibility

The 2015 Plan is administered by our Compensation Committee or by the Board, which we refer to as the “Administrator.” Under the DGCL, the Board may delegate to officers of the Company the power to grant awards to employees who are not officers or directors.

Awards granted under the 2015 Plan may be restricted stock, restricted stock units, options and stock appreciation rights (“SARs”) which are awarded to employees, consultants, officers and directors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success.

The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. As of the record date, we have 14 employees, five directors (one of whom is an employee) and no consultants who are eligible to receive awards under the 2015 Plan. We may grant awards under the 2015 Plan to third party consultants, although we have no present plans to do so. On April 20, 2021, the last reported sale price of our common stock on The Nasdaq Capital Market was $1.13 per share.

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Limitation on Awards

The exercise price of options or SARs granted under the 2015 Plan shall not be less than the fair market value of our common stock at the time of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code (the “Code”), or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading date the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the 2015 Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise determined by the Administrator and/or provided in the award agreement, the holder of a restricted stock award generally will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Units

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Performance Awards

The 2015 Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The terms and conditions of any performance-based awards granted under the 2015 Plan shall be set forth in an award agreement which shall contain provisions determined by the Administrator and not inconsistent with the 2015 Plan. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Administrator.

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Term, Termination and Amendment

The Administrator may terminate the 2015 Plan at any time. Unless sooner terminated, the 2015 Plan shall terminate 10 years from adoption. No award may be granted under the 2015 Plan once it is terminated. Termination of the 2015 Plan shall not impair rights or obligations under any award granted while the 2015 Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the 2015 Plan; provided, however, no amendment shall be effected unless approved by our stockholders to the extent that stockholder approval is necessary to satisfy applicable law or the rules of Nasdaq which is the principal national securities exchange upon which our common stock trades, or in general with respect to an increase in the shares authorized under the 2015 Plan. Further, no such amendment may adversely affect the rights of recipients of outstanding awards under the 2015 Plan without such recipient’s consent.

The Administrator at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without stockholder approval.

The number of shares with respect to which options or stock awards may be granted under the 2015 Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested awards may be immediately forfeited in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of Company policy.

Adjustments upon Changes in Capitalization

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments may be made by the Administrator to: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the 2015 Plan; (ii) to the number, class and/or issuer of securities subject to outstanding awards; and (iii) to the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the 2015 Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

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Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of common stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Restrictions on Transfer

Each award granted under the 2015 Plan shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code; provided, that the Administrator may in its discretion permit the transfer of an award to a recipient’s family members or to one or more trusts established for the benefit of such family members.

New Plan Benefits

Awards under the 2015 Plan, as amended, will be granted in such amounts and to such individuals entitled to participate in the 2015 Plan, as determined by the Compensation Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2015 Plan are currently not determinable.

Equity Compensation Plan Information

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2020.

Name Of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)(1)
Equity compensation plans approved by security holders	2,023	3.49	2,263
Equity compensation plans not approved by security holders	−	−
Total	2,023		2,263

(1)	In thousands.

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PROPOSAL 5. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation” section of this Proxy Statement (which immediately follows), including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain executives with the right skills and experience. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board recommends a vote “FOR” this Proposal 5.

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EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Chief Executive Officer (principal executive officer) during 2020, and our two most highly compensated executive officers other than the Chief Executive Officer whose total compensation exceeded $100,000. We refer to these persons as the “Named Executive Officers.”

2020 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Total ($)

Gary Wilcox	2020	268,000	80,000	215,000	563,000
Chief Executive Officer	2019	201,000		–	201,000

James Martin	2020	281,000	50,000	161,000	492,000
Chief Financial Officer	2019	231,000		–	231,000

Sam Lee	2020	293,000	20,000	149,000	462,000
President	2019	241,000		–	241,000

(1)	Salary amounts reflect amounts earned and paid each year.

(2)	Represents cash bonuses paid during the fiscal year covered.

(3)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 9 of the Company’s audited financial statements for the year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K filed on March 17, 2021.

Named Executive Officers’ Employment Agreements

Gary Wilcox. Dr. Wilcox has served as the Chief Executive Officer since July 2016. Prior to that, Dr. Wilcox had served as a senior adviser to the Company pursuant to a letter agreement dated March 31, 2015, which was not modified upon his appointment as Chief Executive Officer. Under the letter agreement, Dr. Wilcox’s employment is on an at-will basis and may be terminated by either party, and his annual salary was $100,000. In September 2018, Dr. Wilcox’s annual salary was increased to $200,000, and in June 2020 it was further increased to $315,000. The letter agreement contains non-competition and non-disclosure covenants by Dr. Wilcox.

James Martin. The Company entered into a letter agreement with Mr. Martin effective June 1, 2017. Following a base salary increase in June 2020, Mr. Martin receives an annual base salary of $315,000, which is subject to annual review. In addition to the base salary, Mr. Martin is eligible to receive a discretionary bonus, to the extent approved by the Board.

Sam Lee. The Company has entered into an employment agreement with Sam Lee, the Company’s President effective January 2, 2014. Pursuant to the terms of his employment agreement, Dr. Lee’s employment is on an at-will basis and may be terminated by either party. Dr. Lee receives an annual base salary of $315,000, following a base salary increase in June 2020.

Termination Provisions

Pursuant to Dr. Lee’s Employment Agreement, as amended, in the event he terminates his employment for Good Reason, or the Company terminates his employment without Cause, he will be entitled, subject to execution and effectiveness of a general release, to receive (i) six months of his then annual base salary, (ii) continued COBRA coverage until the earlier of 12 months, the availability of replacement coverage from another employer, and the date on which such continued coverage is no longer available to him for any reason, and (iii) a lump sum payment of a prorated portion of his performance bonus for the year in which his employment was terminated. Further, if Dr. Lee terminates his employment for Good Reason, or the Company terminates his employment without Cause, within 24 months of a Change of Control (as defined in the 2015 Plan), he will receive 18 months of his annual base salary and COBRA coverage rather than the timeframes provided under (i) and (ii) above, and a full year’s target bonus rather than a prorated target bonus under (iii) above.

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Pursuant to Dr. Lee’s Employment Agreement, Good Reason is defined as: (i) any material reduction by the Company of his salary or target bonus, (ii) any material diminution in his duties, title, responsibilities or authority; (iii) a requirement that he report to a corporate officer or employee instead of reporting directly to the Board (other than following a Change of Control); (iv) any material breach of his Employment Agreement; (v) a requirement that he relocate to a principal place of employment more than 40 miles from a specified address in Santa Barbara, California; or (vi) the Company’s removal or failure to appoint Dr. Lee as a member of the Board (other than following a Change of Control).

Cause is defined as any of the following by Dr. Lee: (i) commission of an act of fraud, embezzlement or theft against the Company; (ii) conviction of, or a plea of no contest to, a felony; (iii) willful non-performance of his material duties as an employee of the Company without cure; (iv) material breach of his Employment Agreement or any other material agreement between Dr. Lee and the Company without cure; or (v) gross negligence, willful misconduct or any other act of willful disregard for the Company’s best interests without cure.

Outstanding Equity Awards at Fiscal Year-End

Listed below is information with respect to unexercised options for each named executive officer outstanding as of December 31, 2020:

Outstanding Equity Awards At Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Gary Wilcox	112,500	87,500	(1)	2.78	9/20/2028
	−	200,000	(2)	1.33	6/22/2030
James Martin	84,375	65,625	(1)	2.78	9/20/2028
	−	150,000	(3)	1.33	6/22/2030
Sam Lee	56,250	43,750	(1)	2.78	9/20/28
	−	100,000	(4)	1.33	6/22/2030
	−	50,000	(5)	1.30	11/24/2030

(1)	The unvested stock options vest in seven equal installments on the last day of March, June, September, and December, provided that the optionee continues to serve as a director and/or officer of the Company on each applicable vesting date.

(2)	The unvested stock options vest as follows: 100,000 stock options will vest on June 22, 2021, the one year anniversary of the grant date, and the remaining 100,000 stock options will vest in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2021, subject to continued employment on each applicable vesting date.

(3)	The unvested stock options vest as follows: 75,000 stock options will vest on the one year anniversary of the grant date and the remaining 75,000 stock options will vest in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2021, subject to continued employment on each applicable vesting date.

(4)	The unvested stock options vest as follows: 50,000 stock options will vest on June 22, 2021, the one year anniversary of the grant date, and the remaining 50,000 stock options will vest in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2021, subject to continued employment on each applicable vesting date.

(5)	The unvested stock options vest as follows: 25,000 stock options will vest on November 24, 2021, the one year anniversary of the grant date, and the remaining 25,000 stock options will vest in eight equal quarterly increments with the first such quarterly increment vesting on February 28, 2022, subject to continued employment on each applicable vesting date.

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DIRECTOR COMPENSATION

Compensation of Directors

In 2020, non-employee directors were compensated for as follows:

Name	Option Awards ($)(1)(2)	All Other Compensation ($)		Total ($)

Phillip Frost	54,000	−		54,000
Jane Hsiao (3)	−	−		−
Anthony Japour	60,000	−		60,000
Roger Kornberg	54,000	75,000	(4)	129,000
Steven Rubin	77,000	−		77,000

(1) Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures granted to the independent directors during 2020, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the directors.

(2) The below table sets forth the unexercised stock options held by each of our non-employee directors outstanding as of December 31, 2020.

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2020

Phillip Frost	450,000
Jane Hsiao(4)	−
Anthony Japour	56,000
Roger Kornberg	200,000
Steven Rubin	472,000

(3) Dr. Hsiao resigned from the Board effective April 15, 2020.

(4) Represents compensation paid to Dr. Kornberg for serving as chairman of the Company’s Scientific Advisory Board.

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PROPOSAL 6. ADVISORY VOTE TO APPROVE THE FREQUENCY

WITH WHICH STOCKHOLDERS SHALL VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide to our stockholders an opportunity to vote, on a non-binding advisory basis, on the proposal regarding the frequency with which they shall vote on the compensation of our Named Executive Officers. We are required to hold a vote on the frequency of the “say-on-pay” vote every six years. Accordingly, we are asking that our stockholders vote at the Annual Meeting on whether the “say-on-pay” vote shall be held every one, two or three years.

At the annual meeting of stockholders held on June 29, 2015, our stockholders voted in favor of holding the “say-on-pay” advisory vote every three years. Accordingly, we submitted “say-on-pay” proposals on the compensation of our Named Executive Officers at the annual stockholders’ meeting held on August 6, 2018 and are submitting it again to a vote by the stockholders at the Annual Meeting.

When voting on this Proposal 6, stockholders may indicate whether the advisory vote on executive compensation shall be held every one, two or three years, or they may abstain from voting.

Required Vote

The affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on this Proposal 6 is required to approve the frequency of the “say-on-pay”. Abstentions and broker non-votes have the same effect as a vote against this Proposal 6. If none of the three frequency options receives a majority of the shares present at the Annual Meeting and entitled to vote, the frequency that receives the most votes will be deemed the frequency approved by the stockholders.

The Board recommends a vote for conducting the advisory say-on-pay vote every

THREE YEARS.

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PROPOSAL 7. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote is required to approve this Proposal 7. Abstentions will have the same effect as the vote “AGAINST” this Proposal 7.

The Board recommends a vote “FOR” this Proposal 7.

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OTHER MATTERS

Cocrystal has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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Annex A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

COCRYSTAL PHARMA, INC.

Cocrystal Pharma, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1. The name of the Company is Cocrystal Pharma, Inc.

2. Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3. The first sentence of Section 4 of the Certificate of Incorporation is hereby replaced with the following:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 155,000,000 shares consisting of (i) 150,000,000 shares of common stock, par value of $0.001 per share and (ii) 5,000,000 shares of preferred stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

4. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the stockholders of this Company on the [_____] day of June 2021 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the [___] day of June 2021.

COCRYSTAL PHARMA, INC.

By:
Gary Wilcox Chief Executive Officer

A-1

Annex B

Cocrystal Pharma, Inc.

Amendment to the 2015 Equity Incentive Plan

Cocrystal Pharma, Inc. amends its 2015 Equity Incentive Plan (the “Plan”) as follows:

Section 5.1 of the Plan shall be deleted and replaced by the following:

5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 10,000,000 shares (the “Total Plan Shares”). In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. Awards that are payable only in cash are not subject to this Section 5.1.

B-1

COCRYSTAL PHARMA, INC. 19805 North Creek Parkway Bothell, WA 98011

VOTE BY INTERNET - www.proxyvote.com

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on 06/15/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/COCP2021.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on 06/15/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COCRYSTAL PHARMA, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:
1.	Elect five directors for a one-year term expiring at the next annual meeting of stockholders.		[ ]	[ ]	[ ]	____________________________

Nominees:

	01) Gary Wilcox	04) Roger Kornberg
	02) Phillip Frost	05) Steven Rubin
03) Anthony Japour

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, and 7 and 3 YEARS on proposal 6.			For	Against	Abstain

2.	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.		[ ]	[ ]	[ ]

3.	Approve an amendment to the Certificate of Incorporation of the Company to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 shares to 150,000,000 shares.		[ ]	[ ]	[ ]

4.	Approve an amendment to the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock authorized for issuance under the 2015 Plan from 5,000,000 to 10,000,000 shares.		[ ]	[ ]	[ ]

5.	Advisory vote to approve the compensation of the Company’s named executive officers.		[ ]	[ ]	[ ]

		1 Year	2 Years	3 Years	Abstain

6.	Advisory vote to approve the frequency with which the stockholders shall vote to approve executive compensation.	[ ]	[ ]	[ ]	[ ]

			For	Against	Abstain

7.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.		[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com.

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COCRYSTAL PHARMA, INC.

Annual Meeting of Stockholders

June 16, 2021 2:00 PM, ET

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Gary Wilcox and James Martin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COCRYSTAL PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, ET on June 16, 2021, virtually via live webcast at www.virtualshareholdermeeting.com/COCP2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side